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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2000

                                 CELLPOINT INC.

             (Exact Name of Registrant as Specified in Its Charter)

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                  NEVADA                     0-25205                52-2032380
       (State or Other Jurisdiction        (Commission           (I.R.S. Employer
             of Incorporation)             File Number)        Identification No.)
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   3000 HILLSWOOD DRIVE, HILLSWOOD BUSINESS PARK, CHERTSEY, SURREY KT16 ORS,
                                    ENGLAND

              (Address of Principal Executive Offices) (Zip Code)

    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 011-44 1932 895 310

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          Former name or former address, if changed since last report

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ITEM 5. OTHER EVENTS.

    On December 6, 2000, the Company and Castle Creek Technology Partners LLC ("Castle Creek") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which the Company sold to Castle Creek $10,000,000 of 6% Convertible Notes (the "Notes") and warrants (the "Warrants") to purchase 210,526 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock").

    Interest on the Notes is due semi-annually and is payable in cash. The Notes are due September 30, 2002 and are convertible into shares of Common Stock (the "Conversion Shares"), at the option of the holders thereof, at the rate of $25 per share if converted prior to June 5, 2001, or, if converted on or after June 5, 2001, at the lesser of (i) $25 per share or (ii) 90% of the average of the five lowest Volume Weighted Average Prices of the Common Stock during the 20 consecutive trading days prior to the trading day immediately prior to the date of determination. The Company has the option to prepay the Notes at any time on 45 days' notice at (i) 115% of the principal amount being prepaid plus all accrued but unpaid interest on such amount, for all prepayments made prior to June 5, 2001, and (ii) 120% of the principal amount being prepaid plus all accrued but unpaid interest on such amount, for all prepayments made on or after June 5, 2001. In the event of such prepayment, the Company is obligated to issue to the Note holder warrants to purchase that number of shares of Common Stock equal to 5% of the aggregate amount of the Notes prepaid divided by the Prepayment Market Price (as such term is defined in the Note).

    The Warrants may be exercised at any time prior to 5:59 p.m. New York City time on December 5, 2005 at an exercise price of $11.40 per share. The Warrants and Notes are subject to weighted average anti-dilution adjustments, except for shares issued in connection with strategic transactions, underwritten public offerings, acquisitions and the Company's Stock Incentive Plan and Stock Warrant Plan.

    Pursuant to the Registration Rights Agreement between the Company and Castle Creek, the Company has agreed to file a registration statement under the Securities Act of 1933, as amended, including the Conversion Shares and the Warrant Shares on or prior to January 5, 2001.

    Pursuant to the Securities Purchase Agreement, the aggregate number of Conversion Shares and shares issuable upon exercise of the Warrants may not exceed 2,109,717 shares without approval of the Company's stockholders. In the event stockholder approval is required but not obtained, the holders of the Notes may require the Company to redeem the Notes at 120% of their face value plus accrued interest.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements

    Not applicable.

    (b) PRO FORMA Financial Statements

    Not applicable.

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    (c) Exhibits

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Exhibit 4.1   Registration Rights Agreement, dated as of December 6, 2000, by and among CellPoint Inc. and the Initial Investor.

Exhibit 4.2 Convertible Note of CellPoint Inc., dated December 6, 2000, payable to the order of Castle Creek Technology Partners LLC, in the aggregate principal amount of $10,000,000.

Exhibit 4.3 Stock Purchase Warrant of CellPoint Inc., dated December 6, 2000, with respect to the right of Castle Creek Technology Partners LLC to purchase an aggregate of 210,526 shares of Common Stock of CellPoint Inc. at a price of $11.40 per share.

Exhibit 10.1 Securities Purchase Agreement, dated as of December 6, 2000, by and among CellPoint Inc. and the Purchaser set forth on the execution page thereof.

Exhibit 99.1  Press release issued December 6, 2000.
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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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                                                       CELLPOINT INC.

                                                       By:             /s/ PETER HENRICSSON
                                                            -----------------------------------------
                                                                         Peter Henricsson
                                                                            PRESIDENT
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Date: December 12, 2000

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